     As filed with the Securities and Exchange Commission on April 21, 2004

                     Registration Statement No. 333-________
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                           1st COLONIAL BANCORP, INC.
--------------------------------------------------------------------------------
              (Exact Name of Small Business Issuer in Its Charter)

         Pennsylvania                        6711                   01-0715542
------------------------------   ----------------------------   ----------------
   (State or Jurisdiction of     (Primary Standard Industrial      (IRS Employer
Incorporation or Organization)    Classification Code Number)   Identification No.)

                1040 Haddon Avenue, Collingswood New Jersey 08108
                                 (856) 858-1100
--------------------------------------------------------------------------------
          (Address and Telephone Number of Principal Executive Offices)

                1040 Haddon Avenue, Collingswood New Jersey 08108
--------------------------------------------------------------------------------
(Address of Principal Place of Business or Intended Principal Place of Business)

                1040 Haddon Avenue, Collingswood New Jersey 08108
                            Attn: Gerard M. Banmiller
                      President and Chief Executive Officer
                                 (856) 858-1100
           (Name, Address, and Telephone Number of Agent for Service)

                                   ----------

                        With copies of communication to:

Edward C. Hogan, Esquire                   Robert A. Schwartz, Esquire
Stevens & Lee                              Windels Marx Lane and Mittendorf, LLP
1415 Route 70 East                         120 Albany Street Plaza
Suite 506                                  New Brunswick, NJ 08901
Cherry Hill, New Jersey  08034             (732) 846-7600
(856) 857-4004

APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ X] 333-113779

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

 Title of Each Class of                            Proposed Maximum        Proposed Maximum
     Securities to              Amount to           Offering Price       Aggregate Offering           Amount of
     be Registered            Be Registered               Per Share             Price             Registration Fee
     -------------            -------------               ---------             -----             ----------------
Common Stock, no par value        138,000                $10.00               $1,380,000                 $174.85

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

      This Registration Statement is being filed with the Securities and Exchange Commission ("SEC") pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the sole purpose of registering additional shares of the same class as were included in Registration Statement on Form SB-2 (File No. 333-113779) filed by 1st Colonial Bancorp, Inc. and declared effective on April 20, 2004 (the "Initial Registration Statement"). The contents of the Initial Registration Statement are incorporated herein by reference into this Registration Statement.

                                   SIGNATURES

      In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form SB-2 and has authorized this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of Collingswood, State of New Jersey on April 21, 2004.

                                     1st COLONIAL BANCORP, INC.


                                     By: /s/ Gerard M. Banmiller
                                         -------------------------------------
                                         Gerard M. Banmiller
                                         President and Chief Executive Officer


      In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.

Signature                   Title                                   Date
---------                   -----                                   ----
/s/ Gerard M. Banmiller     President and Chief Executive      April 21, 2004
-------------------------   Officer
Gerard M. Banmiller

/s/ Robert C. Faix          Senior Vice President and          April 21, 2004
-------------------------   Chief Financial Officer
Robert C. Faix              (Principal Financial and
                            Accounting Officer)

           *                Chairman of the Board              April 21, 2004
-------------------------
Linda M. Rohrer

           *                Director                           April 21, 2004
-------------------------
Mary R. Burke

           *                Director                           April 21, 2004
-------------------------
Thomas A. Clark

           *                Director                           April 21, 2004
-------------------------
Letitia G. Colombi

           *                Director                           April 21, 2004
-------------------------
Gerald J. DeFelicis

           *                Director                           April 21, 2004
-------------------------
John J. Donnelly IV

           *                Director                           April 21, 2004
-------------------------
Eduardo F. Enriquez

Signature                   Title                                   Date
---------                   -----                                   ----
           *                Director                           April 21, 2004
-------------------------
Michael C. Haydinger

           *                Director                           April 21, 2004
-------------------------
Harrison Melstein

           *                Director                           April 21, 2004
-------------------------
Stanley H. Molotsky

* By his signature set forth below, the undersigned, pursuant to duly authorized powers of attorney filed with the Securities and Exchange Commission, has signed this registration statement on behalf of the persons indicated.

By: /s/ Gerard M. Banmiller
    -----------------------
      Gerard M Banmiller
      Attorney-in fact

                                INDEX TO EXHIBITS

EXHIBIT                  DESCRIPTION OF EXHIBITS
NUMBER
      5.1         Opinion of Stevens & Lee re:  Legality of Shares Being Registered.

      23.1        Consent of Stevens & Lee (included in Exhibit 5.1).

      23.2        Consent of KPMG LLP